                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                     503,135.18
    Available Funds:
      Contract Payments due and received in this period                                                  3,061,616.58
      Contract Payments due in prior period(s) and received in this period                                  65,993.04
      Contract Payments received in this period for next period                                             99,653.20
      Sales, Use and Property Tax, Maintenance, Late Charges                                               110,496.66
      Prepayment Amounts related to early termination in this period                                     4,612,205.06
      Servicer Advance                                                                                     318,267.28
      Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
      Transfer from Reserve Account                                                                          3,744.80
      Interest earned on Collection Account                                                                  7,530.99
      Interest earned on Affiliated Account                                                                    235.06
      Proceeds from repurchase of Contracts per Contribution and Servicing
       Agreement Section 5.03                                                                                    0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
       (Substituted contract < Predecessor contract)                                                             0.00
      Amounts paid under insurance policies                                                                      0.00
      Any other amounts                                                                                          0.00

                                                                                                        -------------
    Total Available Funds                                                                                8,782,877.85
    Less: Amounts to be Retained in Collection Account                                                     462,911.26
                                                                                                        -------------
    AMOUNT TO BE DISTRIBUTED                                                                             8,319,966.59
                                                                                                        =============


    DISTRIBUTION OF FUNDS:

      1.  To Trustee -  Fees                                                                                     0.00
      2.  To Servicer, any unreimbursed Nonrecoverable Advances or
           Servicer Advances                                                                                65,993.04
      3.  To Noteholders (For Servicer Report immediately following the Final
           Additional Closing Date)

           a) Class A1 Principal and Interest                                                                    0.00
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
           a) Class A3 Principal (distributed after A2 Note matures) and Interest                                0.00
           a) Class A4 Principal (distributed after A3 Note matures) and Interest                        7,114,190.30
           b) Class B Principal and Interest                                                               121,366.37
           c) Class C Principal and Interest                                                               243,174.87
           d) Class D Principal and Interest                                                               163,397.15
           e) Class E Principal and Interest                                                               209,640.41

      4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                0.00
      5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   18,292.23
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 224,548.53
           c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         3,744.80
      6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts       118,262.71
      7.  To Servicer, Servicing Fee and other Servicing Compensations                                      37,356.18
                                                                                                        -------------
    TOTAL FUNDS DISTRIBUTED                                                                              8,319,966.59
                                                                                                        =============

                                                                                                        -------------
    End of Period Collection Account Balance {Includes Payments in
     Advance & Restricting Event Funds (if any)}                                                           462,911.26
                                                                                                        =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                       $2,702,437.25
      - Add Investment Earnings                                                                              3,744.80
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                           0.00
      - Less Distribution to Certificate Account                                                             3,744.80
                                                                                                        -------------
End of period balance                                                                                   $2,702,437.25
                                                                                                        =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                               $2,702,437.25
                                                                                                        =============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2002




III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
         Pool A                                           71,618,728.51
         Pool B                                           16,043,306.28
                                                          -------------
                                                                                87,662,034.79
Class A Overdue Interest, if any                                   0.00
Class A Monthly Interest - Pool A                            430,906.02
Class A Monthly Interest - Pool B                             96,527.23

Class A Overdue Principal, if any                                  0.00
Class A Monthly Principal - Pool A                         5,524,149.60
Class A Monthly Principal - Pool B                         1,062,607.45
                                                          -------------
                                                                                 6,586,757.05
Ending Principal Balance of the Class A Notes
         Pool A                                           66,094,578.91
         Pool B                                           14,980,698.83
                                                          -------------         -------------
                                                                                81,075,277.74
                                                                                =============


--------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $237,814,000      Original Face $237,814,000          Balance Factor
$      2.217839                 $      27.697095                         34.091886%
--------------------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
         Class A1                                            0.00
         Class A2                                            0.00
         Class A3                                            0.00
         Class A4                                   87,662,034.79
                                                    -------------
Class A Monthly Interest                                                        87,662,034.79
         Class A1 (Actual Number Days/360)                   0.00
         Class A2                                            0.00
         Class A3                                            0.00
         Class A4                                      527,433.25
                                                    -------------

Class A Monthly Principal
         Class A1                                            0.00
         Class A2                                            0.00
         Class A3                                            0.00
         Class A4                                    6,586,757.05
                                                    -------------
                                                                                 6,586,757.05
Ending Principal Balance of the Class A Notes
         Class A1                                            0.00
         Class A2                                            0.00
         Class A3                                            0.00
         Class A4                                   81,075,277.74
                                                    -------------               -------------
                                                                                81,075,277.74
                                                                                =============

Class A4

--------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $99,051,000       Original Face $99,051,000           Balance Factor
$      5.324865                 $      66.498643                       81.852054%
--------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class B Notes
      Pool A                                                1,221,048.92
      Pool B                                                  273,542.58
                                                            ------------
                                                                                1,494,591.50

Class B Overdue Interest, if any                                    0.00
Class B Monthly Interest - Pool A                               7,428.05
Class B Monthly Interest - Pool B                               1,664.05
Class B Overdue Principal, if any                                   0.00
Class B Monthly Principal - Pool A                             94,161.64
Class B Monthly Principal - Pool B                             18,112.63
                                                            ------------
                                                                                  112,274.27
Ending Principal Balance of the Class B Notes
      Pool A                                                1,126,887.28
      Pool B                                                  255,429.95
                                                            ------------        ------------
                                                                                1,382,317.23
                                                                                ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000     Original Face $4,054,000        Balance Factor
$      2.242748              $       27.694689                  34.097613%
------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
      Pool A                                                  2,441,316.80
      Pool B                                                    546,866.20
                                                              ------------
                                                                                2,988,183.00

      Class C Overdue Interest, if any                                0.00
      Class C Monthly Interest - Pool A                          15,217.54
      Class C Monthly Interest - Pool B                           3,408.80
      Class C Overdue Principal, if any                               0.00
      Class C Monthly Principal - Pool A                        188,323.28
      Class C Monthly Principal - Pool B                         36,225.25
                                                              ------------
                                                                                224,548.53
Ending Principal Balance of the Class C Notes
      Pool A                                                  2,252,993.52
      Pool B                                                    510,640.95
                                                              ------------      ------------
                                                                                2,763,634.47
                                                                                ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000     Original Face $8,107,000        Balance Factor
$      2.297563              $      27.698104                   34.089484%
------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class D Notes
           Pool A                                                1,627,804.85
           Pool B                                                  364,650.49
                                                                 ------------
                                                                                1,992,455.34

     Class D Overdue Interest, if any                                    0.00
     Class D Monthly Interest - Pool A                              11,191.16
     Class D Monthly Interest - Pool B                               2,506.97
     Class D Overdue Principal, if any                                   0.00
     Class D Monthly Principal - Pool A                            125,548.85
     Class D Monthly Principal - Pool B                             24,150.17
                                                                 ------------
                                                                                  149,699.02
     Ending Principal Balance of the Class D Notes
           Pool A                                                1,502,256.00
           Pool B                                                  340,500.32
                                                                 ------------   ------------
                                                                                1,842,756.32
                                                                                ============

---------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $5,405,000      Original Face $5,405,000       Balance Factor
$      2.534344               $      27.696396                    34.093549%
---------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class E Notes
           Pool A                                               2,034,560.88
           Pool B                                                 455,758.31
                                                                ------------
                                                                                2,490,319.19

     Class E Overdue Interest, if any                                   0.00
     Class E Monthly Interest - Pool A                             18,395.82
     Class E Monthly Interest - Pool B                              4,120.81
     Class E Overdue Principal, if any                                  0.00
     Class E Monthly Principal - Pool A                           156,936.07
     Class E Monthly Principal - Pool B                            30,187.71
                                                                ------------
                                                                                  187,123.78
     Ending Principal Balance of the Class E Notes
                                    Pool A                      1,877,624.81
                                    Pool B                        425,570.60
                                                                ------------    ------------
                                                                                2,303,195.41
                                                                                ============

---------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $6,756,000      Original Face $6,756,000       Balance Factor
$      3.332835               $      27.697422                    34.091110%
---------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
      Beginning Residual Principal Balance
           Pool A                                     2,441,882.80
           Pool B                                       547,024.90
                                                      ------------
                                                                                 2,988,907.70

      Residual Interest - Pool A                         14,944.42
      Residual Interest - Pool B                          3,347.81
      Residual Principal - Pool A                       188,323.28
      Residual Principal - Pool B                        36,225.25
                                                      ------------
                                                                                   224,548.53
      Ending Residual Principal Balance
           Pool A                                     2,253,559.52
           Pool B                                       510,799.65
                                                      ------------               ------------
                                                                                 2,764,359.17
                                                                                 ============


X.    PAYMENT TO SERVICER

           - Collection period Servicer Fee                                         37,356.18
           - Servicer Advances reimbursement                                        65,993.04
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts       118,262.71
                                                                                   ----------
           Total amounts due to Servicer                                           221,611.93
                                                                                   ==========

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     81,385,342.75

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                                   6,277,442.73

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  -------------
      ending of the related Collection Period                                                                        75,107,900.02
                                                                                                                     =============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                              2,164,018.73

       - Principal portion of Prepayment Amounts                                                   4,113,424.00

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                       0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                            0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                     0.00

                                                                                                  -------------
                 Total Decline in Aggregate Discounted Contract Balance                            6,277,442.73
                                                                                                  =============


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     18,231,148.76

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                                   1,207,508.47

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  -------------
      ending of the related Collection Period                                                                        17,023,640.29
                                                                                                                     =============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                                738,490.64

       - Principal portion of Prepayment Amounts                                                     469,017.83

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                       0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                            0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                     0.00

                                                                                                  -------------
                 Total Decline in Aggregate Discounted Contract Balance                            1,207,508.47
                                                                                                  =============

                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    92,131,540.31
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A
                                                                                                          Predecessor
                                                                   Discounted           Predecessor        Discounted
            Lease #       Lessee Name                              Present Value        Lease #            Present Value
            ----------------------------------------------         --------------       ------------       -------------

            3024-003      RADNET MANAGEMENT II, INC.               $1,289,113.68        1667-003           $1,466,069.44
                          CASH                                     $  176,955.76
            1743-004      HYPERBARIC MANAGEMENT SYS                $1,539,883.34        2425-001           $1,890,612.33
            3221-001      TOTAL IMAGING OF SUN CITY, LLC           $1,496,892.51        2427-001           $1,194,070.97
            3307-001      OPEN MRI OHIO 2 VENTURES, LLC            $1,181,820.77        917-503              $644,152.99
            3323-003      OPEN MRI OHIO 1 VENTURES, LLC            $1,162,123.59        1004-503              $77,559.49
                                                                                        1048-501             $896,884.04
                                                                                        1049-504             $644,152.99
                                                                                        1050-504              $85,901.56


                                                                   -------------                           -------------
                                            Totals:                $6,846,789.65                           $6,899,403.81


            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $6,899,403.81
            b) ADCB OF POOL A AT CLOSING DATE                                                            $211,061,551.13
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                  NO X
                                                                                   ------               ------


            POOL B

                                                                                                           Predecessor
                                                                   Discounted           Predecessor        Discounted
            Lease #       Lessee Name                              Present Value        Lease #            Present Value
            ----------------------------------------------         --------------       ------------       -------------
                          NONE









                                                                   -------------                           -------------
                                            Totals:                         0.00                                   $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $         0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                         $59,182,173.57
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                  NO X
                                                                                   ------               ------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING

                                                                                                                 Predecessor
                                                                    Discounted                   Predecessor     Discounted
       Lease #          Lessee Name                                 Present Value                Lease #         Present Value
       --------------------------------------------------------     ------------------           ------------    ---------------
       2841-001         Medical Imaging Co. Inc.                        1,121,500.51             2207-001            $551,274.29
       2004383-1        Robert Wood Johnson University                    512,828.61             2207-002          $1,160,782.50
       2005209-2        Memorial Regional Medical Center                  252,655.70             2207-003            $181,136.33
                        Cash                                                6,208.31
       2875-007         MRI of River North, Inc. et al.                 1,629,015.55             2337-001          $1,215,773.70
       3024-003         Radnet Management II, Inc.                      1,495,882.60             4283-401            $286,487.54
                                                                                                 2314-002          $1,209,395.06

                                                                       -------------                               -------------
                                                     Totals:           $5,018,091.28                               $4,604,849.42

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             $4,604,849.42
       b) ADCB OF POOL A AT CLOSING DATE                                                                         $211,061,551.13
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                NO X
                                                                                               ------             ------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                 Predecessor
                                                                    Discounted                   Predecessor     Discounted
       Lease #          Lessee Name                                 Present Value                Lease #         Present Value
       --------------------------------------------------------     ------------------           ------------    ---------------
                        None









                                                                       -------------                               -------------
                                                     Totals:                   $0.00                                       $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $         0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                         $59,182,173.57
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                NO X
                                                                                               ------             ------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
       This Month                               3,001,361.12              This Month                        92,131,540.31
       1 Month Prior                            1,724,517.38              1 Month Prior                     99,616,491.51
       2 Months Prior                           1,565,712.05              2 Months Prior                   104,467,196.96

       Total                                    6,291,590.55              Total                            296,215,228.78

       a) 3 MONTH AVERAGE                       2,097,196.85              b) 3 MONTH AVERAGE                98,738,409.59

       c) a/b                                          2.12%


2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                   Yes                  No        X
                                                                                       --------------       -------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                       Yes                  No        X
                                                                                       --------------       -------------
       B. An Indenture Event of Default has occurred and is then continuing?       Yes                  No        X
                                                                                       --------------       -------------

4.     Has a Servicer Event of Default occurred?                                   Yes                  No        X
                                                                                       --------------       -------------


5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                            Yes                  No        X
                                                                                       --------------       -------------
       B. Bankruptcy, insolvency, reorganization; default/violation
           of any covenant or obligation not remedied within 90 days?              Yes                  No        X
                                                                                       --------------       -------------
       C. As of any Determination date, the sum of all defaulted
           contracts since the Closing date exceeds 6% of the ADCB
           on the Closing Date?                                                     Yes                 No        X
                                                                                       --------------       -------------




6.     Aggregate Discounted Contract Balance at Closing Date                 Balance $270,243,724.70
                                                                                     ---------------

       DELINQUENT LEASE SUMMARY

            Days Past Due                   Current Pool Balance             # Leases
                  31 - 60                           1,450,655.76                   13
                  61 - 90                              32,260.01                    5
                 91 - 180                           3,001,361.12                   17



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization